Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) sets forth the terms and conditions upon which ZaZa Energy Corporation, a Delaware corporation (the “Company”), will issue an aggregate of 1,500,000 shares (the “Shares”), of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), to Todd A. Brooks (the “Purchaser”), for cash at a price of $0.92 per share (the “Purchase Price”).

SECTION 1.  Sale and Purchase.  The Purchaser agrees to purchase from the Company the Shares of Common Stock at the Purchase Price.  As promptly as reasonably practicable, but in no event later than three business days after the execution of this Agreement, the Purchaser shall deliver the Purchase Price for the Shares of Common Stock to the Company by wire transfer.  Subject to and upon receipt of such payment of the Purchase Price for the Shares of Common Stock, the Company shall deliver instructions to the Company’s transfer agent to issue to the Purchaser certificates or other appropriate documentation for the Shares, duly registered in the name of the Purchaser.

SECTION 2.  Representations And Warranties Of The Purchaser.  The Purchaser represents and warrants to the Company, as of the date hereof and as of the closing date that:

(a)                       The execution, delivery and performance by the Purchaser of this Agreement, and the consummation of the transactions contemplated hereby are within the powers of the Purchaser and have been or will have been duly authorized by all necessary action on the part of the Purchaser, and that this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)                       The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Purchaser.

(c)                        The execution, delivery and performance by the Purchaser and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) violate the certificate of incorporation (or similar constituent document) or bylaws of the Purchaser, (ii) violate any material agreement to which the Purchaser is a party or by which the

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Purchaser or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Purchaser.

(d)                       There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission from the Company or the Purchaser upon consummation of the transactions contemplated by this Agreement.

(e)                        (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and the Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Shares, based on the Purchaser’s own financial circumstances; (ii) the Purchaser has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares and to ask questions of, and receive answers from, the Company concerning such information; (iii) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares by the Purchaser, except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder and any applicable state securities laws; and (v) the Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(f)                         The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(g)                        The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(h)                       The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risks related to the Purchaser’s purchase of the Shares.

(i)                           The Purchaser understands that the Shares will be “restricted securities” as such term is used in Rule 144 under the Securities Act and will bear a restrictive legend restricting the transfer of such shares in connection therewith.

SECTION 3.  Representations And Warranties Of The Company.  The Company represents and warrants to the Purchaser, as of the date hereof and as of the closing date that:

(a)                                 The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby are within the powers of the Company and have been or will have been duly authorized by all necessary action on the part of the Company, and that this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)                                 The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Company.

(c)                                  The execution, delivery and performance by the Purchaser and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any material agreement to which the Company is a party or by which the Company or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Company.

(d)                                 The Shares, when issued upon payment of the Purchase Price therefor in accordance herewith, will be duly and validly authorized and issued, fully-paid and non-assessable.

(e)                                  There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or the Purchaser upon consummation of the transactions contemplated by this Agreement.

SECTION 4.  Survival; Indemnity.  The representations and warranties of the parties hereto contained in this Agreement shall survive the consummation of the transactions contemplated hereby.  The Purchaser and the Company agree to indemnify and protect the other party, its employees, contractors, agents and attorneys and its successors and assigns and hold them harmless from and against any and all losses, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred as a result of the breach by the Purchaser or the Company, as applicable, of any of its representations, warranties or covenants contained in this Agreement.

SECTION 5.  Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to the Purchaser to:

Todd A. Brooks

1301 McKinney, Suite 2850

Houston, TX 77010

Fax: (713) 595-1919

Facsimile: (713) 595-1919

if to the Company to:

ZaZa Energy Corporation

1301 McKinney, Suite 2850

Houston, TX 77010

Fax: (713) 595-1919

Attention: Chief Financial Officer

with a copy to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Fax: 713-238-7111

Attention:  W. Mark Young

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

SECTION 6.  Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

SECTION 8.  Choice of Law and Venue.  Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The Parties agree that venue shall be in any state court or the United States District Court located in Houston, Texas. Each party consents to the exclusive jurisdiction of such courts (and the appellate courts thereof) and agrees not to commence any such Proceeding except in such courts. Each party agrees not to assert (by way of motion, as a defense, or otherwise), and hereby irrevocably and unconditionally waives in any such Proceeding commenced in such court, any objection or claim that such party is not subject personally to the jurisdiction of such court or that such Proceeding has been brought in an inconvenient forum. If such courts refuse to exercise jurisdiction hereunder, the Parties agree that such jurisdiction shall be proper in any court in which jurisdiction may be obtained.

SECTION 9.  Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY

FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.  Counterparts; Third Party Beneficiaries.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.  No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 11.  Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

SECTION 12.  Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[Signature Page Follows]

This Stock Purchase Agreement is executed as of the date first written above.

ZaZa Energy Corporation

By:	/s/ Ian H. Fay
	Name:	Ian H. Fay
	Title:	Chief Financial Officer

Todd A. Brooks

By:	/s/ Todd A. Brooks